UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2020

EVO Payments, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 709-7374

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2020, EVO Payments, Inc., a Delaware corporation (the “Company”), completed the previously announced issuance and sale of 152,250 shares of its preferred stock, par value $0.0001 per share, designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) to MDCP Cardservices II, LLC, a Delaware limited liability company (in its capacity as assignee of Madison Dearborn Capital Partners VI-A, L.P., Madison Dearborn Capital Partners VI Executive-A, L.P. and Madison Dearborn Capital Partners VI-C, L.P.) (the “Purchaser”) pursuant to the terms of the investment agreement (the “Investment Agreement”), dated as of March 29, 2020, between the Company and the Purchaser.

The terms of the Series A Preferred Stock have been previously disclosed in Item 1.01 to the Company’s Current Report on Form 8-K filed on March 30, 2020. In connection with the sale of the Series A Preferred Stock, the Company and the Purchaser agreed to certain modifications to the terms of the Series A Preferred Stock. As a result of these changes, the voting power of the Series A Preferred Stock on an as-converted basis is capped at all times to the extent that certain adjustments to the conversion price of the Series A Preferred Stock occurring during the first nine months following the date the Series A Preferred Stock is initially issued would result in such conversion price declining below the closing price for the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), on March 27, 2020. In addition, the Company’s ability to exercise its right to require the conversion of all (but not less than all) of the outstanding shares of Series A Preferred Stock to Class A common stock is based on the last reported closing price of the Class A common stock (rather than the volume weighted average price) exceeding the thresholds listed in Item 1.01 to the Company’s Current Report on Form 8-K filed on March 30, 2020.

In connection with the sale of the Series A Preferred Stock, as of April 21, 2020, the Company also amended the limited liability company agreement of EVO Investco, LLC (“EVO Investco”) and its existing registration rights agreement and director nomination agreement, each as described below.

First Amendment to the Second Amended and Restated Limited Liability Company Agreement

The Company and EVO Investco entered into an amendment to the Second Amended and Restated Limited Liability Company Agreement of EVO Investco (the “First Amendment to the Limited Liability Company Agreement”) to designate a new series of preferred units titled “Series A Convertible Preferred Units,” with terms in the aggregate substantially equivalent to the Series A Preferred Stock, and to make other clarifying changes.

First Amendment to the Registration Rights Agreement

The Company entered into an amendment to its registration rights agreement, dated as of May 22, 2018 (the “First Amendment to the Registration Rights Agreement”), by and among the Company, each of the persons listed on Schedules I and II thereto, such other persons that from time to time become parties thereto and Blueapple, Inc., to provide the Purchaser with demand and piggyback registration rights with respect to the shares of the Class A common stock issuable upon conversion of Series A Preferred Stock from time to time.

Amended & Restated Director Nomination Agreement

The Company entered into an amendment and restatement of its existing director nomination agreement (the “Amended & Restated Director Nomination Agreement”) with certain affiliates of the Purchaser. The Amended & Restated Director Nomination Agreement provides the director nomination rights previously described in Item 5.02 to the Company’s Current Report on Form 8-K filed on March 30, 2020.

The foregoing descriptions of the First Amendment to the Limited Liability Company Agreement, the First Amendment to the Registration Rights Agreement and the Amended & Restated Director Nomination Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each of these agreements attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The offer and sale of the shares of Series A Preferred Stock through the Investment Agreement described above was made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The shares of Class A common stock issuable upon conversion of shares of the Series A Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act. The information in Item 1.01 above relating to the issuance and sale of the Series A Preferred Stock is incorporated into this Item 3.02 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Investment Agreement, the Company issued 152,250 shares of Series A Preferred Stock to the Purchaser. A summary of the rights, preferences and privileges of the Series A Preferred Stock is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on March 30, 2020, as modified by the information set forth in Item 1.01 above, which is incorporated herein by reference. Each share of Series A Preferred Stock issued to the Purchaser pursuant to the Investment Agreement has the powers, designations, preferences, and other rights of the Series A Preferred Stock as are set forth in the Certificate of Designations of the Series A Preferred Stock filed by the Company with the Delaware Secretary of State on April 21, 2020 (the “Certificate of Designations”), a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 and Item 3.03 above relating to the issuance and sale of the Series A Preferred Stock and the Certificate of Designations is incorporated herein by reference. The Certificate of Designations establishes the powers, designations, preferences, and other rights of the Series A Preferred Stock and became effective upon filing with the Secretary of State of the State of Delaware on April 21, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations of Series A Convertible Preferred Stock of EVO Payments, Inc.

10.1	First Amendment to the Second Amended and Restated Limited Liability Company Agreement of EVO Investco, LLC, effective as of April 21, 2020, by and among EVO Payments, Inc., EVO Investco, LLC and its members.

10.2	First Amendment to Registration Rights Agreement, effective as of April 21, 2020, by and among EVO Payments, Inc. and each of the undersigned stockholders of the Company.

10.3	Amended & Restated Director Nomination Agreement, dated as of April 21, 2020, by and among EVO Payments, Inc., Madison Dearborn Partners, LLC, Madison Dearborn Partners VI-A&C, L.P., Madison Dearborn Capital Partners VI-C, L.P., Madison Dearborn Partners VI-B, L.P., Madison Dearborn Capital Partners VI-B, L.P., Madison Dearborn Capital Partners VI Executive-B, L.P., MDCP VI-C Cardservices Splitter, L.P., MDCP Cardservices LLC, MDCP VI-C Cardservices Blocker Corp., Madison Dearborn Capital Partners VI-A, L.P. and Madison Dearborn Capital Partners VI Executive-A, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	/s/ Steven J. de Groot
		Name:	Steven J. de Groot
Date: April 22, 2020		Title:	Executive Vice President, General Counsel and Secretary